U. S. Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K-A2

Pursuant to Section 13 or 15[d] of the Securities Exchange Act

October 16, 2006

Date of Report

[Date of Earliest Event Reported]

Commission File No. 000-49671

BEAR LAKE RECREATION, INC.

(Exact name of Registrant as specified in its Charter)

Nevada	87-0620495
(State or Other Jurisdiction of	(I.R.S. Employer I.D. No.)
incorporation or organization)

4685 S. Highland Drive, Suite #202

Salt Lake City, Utah 84117

(Address of Principal Executive Offices)

(801) 278-9424

(Telephone Number)

N/A

(Former name or Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 18, 2006, Bear Lake Recreation, Inc. (OTC:BB BLKE) entered into an addendum to the Letter of Intent, as executed on October 16, 2006, to acquire Vault Technologies, Inc., an Alberta corporation ("Vault"). The addendum provides for the Letter of Intent to remain effective through January 31, 2007, unless terminated by either party.

The closing is subject to the execution and delivery of a definitive agreement and various other conditions. No assurance can be given that this acquisition will be completed.

Please see the Company’s Current Report on Form 8-K and Press Release as filed on October 17, 2006, and the first amendment as filed on November 17, 2006, which are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAR LAKE RECREATION, INC.

Date:	12/18/06	By:	/s/Wayne Bassham
Wayne Bassham
President and Director

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